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                                                                 Exhibit 10(a)


                                 MINNESOTA POWER

                               EXECUTIVE LONG-TERM

                           INCENTIVE COMPENSATION PLAN


                               Effective 01/01/96




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                                 MINNESOTA POWER
                 EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN




1.      Establishment, Purpose and Duration

        1     Establishment of the Plan.  Minnesota Power & Light Company,
a Minnesota corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Minnesota Power Executive Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights (SAR), Restricted Stock, Performance Units, Performance Shares and other grants.

        The Plan shall become effective as of January 1, 1996 (the "Effective Date"), subject to shareholder approval, and shall remain in effect as provided in Section 1.3 herein.

        2     Purpose of the Plan.  The  purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders and customers, providing Participants with an incentive for outstanding performance.

        The Plan is further intended to assist the Company in its ability to motivate, attract and retain the services of Participants upon whom the successful conduct of its operations is largely dependent.

        3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may a Grant be made under the Plan on or after the tenth anniversary of the Effective Date.

2.      Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

        1     "Base Value" of an SAR shall have the meaning set forth in
Section 7.1 herein.

        2     "Board" or "Board of Directors" means the Board of Directors of the Company.

        3 "Cause" means: (i) willful misconduct on the part of a Participant that is detrimental to the Company or (ii) the conviction of a Participant for the commission of a felony or crime involving moral turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

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        4     "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

        (a)     the dissolution or liquidation of the Company;

        (b)     a reorganization,   merger  or  consolidation  of  the  Company
                with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

        (c) the sale, exchange, transfer or other disposition of shares of the common stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons unrelated to the Company if, as a result of such transactions, any Person (or any Person and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding common stock of the Company; or

        (d) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, if immediately after the consummation of such transaction less than a majority of the board of directors of the surviving corporation is comprised of Continuing Directors. Continuing Director shall mean (i) each member of the Board of Directors of the Company, while such person is a member of the Board, who is not the other party to the transaction, an Affiliate or Associate (as these terms are defined in the Exchange Act) of such other party to the transaction, or a representative of such other party or of any such Affiliate or Associate, and was a member of the Board immediately prior to the initial public announcement of a proposal relating to a reorganization, merger or consolidation involving such other party, or an Affiliate or Associate of such other party or (ii) any person who subsequently becomes a member of the Board, while such person is a member of the Board, who is not the other party to the transaction, or an Affiliate or Associate thereof, or a representative of such other party to the transaction or of any such Affiliate or Associate, if such person's nomination for election to the Board is recommended or approved by two-thirds of the Continuing Directors then in office;

        (e)     the sale of all or substantially all the assets of the Company.

        5       "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        6       "Committee" means the committee,  as specified in Article 3, appointed by the Board to administer the Plan with respect to Grants.

        7       "Company" means Minnesota Power & Light Company, a Minnesota corporation, or any successor thereto as provided in Article 17 herein.

        8       "Director" means any individual who is a member of the Board of
Directors of the Company.

        9       "Disability" shall have the meaning ascribed to such term under
Section  22(e)(3) of the Code.

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        10     "Dividend Equivalent" means, with respect to Shares subject to
Options or Performance Shares, a right to an amount equal to dividends declared on an equal number of outstanding Shares.

        11     "Eligible  Employee" means an employee who is eligible to
participate in the Plan, as set forth in Section 5.1 herein.

        12     "Employee" means any full-time employee of the Company or of the
Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

        13     "Exchange Act" means the  Securities  Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        14     "Exercise Period" means the period during which an SAR or Option is exercisable, as set forth in the related Grant Agreement.

        15     "Fair Market Value" means the closing sale price as reported in the composite reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

        16     "Freestanding SAR" means an SAR that is granted independently of any Options.

        17     "Grant" means, individually or collectively, a grant under the
Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of grant permitted under Article 10 of the Plan.

        18     "Grant  Agreement" means an agreement entered into by each
Participant and the Company, setting forth the terms and provisions applicable to a Grant made to a Participant under the Plan.

        19     "Incentive  Stock  Option" or "ISO" means an option  to purchase
Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

        20     "Insider  means an Employee who is, on the relevant  date, an officer, director or ten percent (10%) beneficial owner of the Common Stock of the Company, as defined under Section 16 of the Exchange Act.

        21     "Named Executive Officer" means a Participant  who, as of the date of vesting and/or payout of a Grant, is one of the group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

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        22     "Nonqualified Stock Option" or "NQSO" means an option to
purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

        23     "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

        24     "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Grant Agreement.

        25     "Participant" means an Employee who has outstanding a Grant made under the Plan.

        26     "Performance Unit" means a Grant made to an Employee, as
described  in  Article 9 herein.

        27     "Performance Share" means a Grant made to an Employee, as
described  in Article 9 herein.

        28     "Period of Restriction" means the period during which the
transfer of Restricted Stock is limited, as provided in Article 8 herein.

        29     "Person  shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof including usage in the definition of a "group" in Section 13(d) thereof.

        30     "Restricted  Stock" means a Grant of Shares made to a Participant pursuant to Article 8 herein.

        31     "Retirement" shall, with respect to a Participant, have the meaning ascribed to such term in the tax-qualified defined benefit pension plan maintained by the Company for the benefit of such Participant.

        32     "Shares" means the shares of common stock of the Company, without par value.

        33     "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

        34     "Subsidiary" means any corporation that is a "subsidiary
corporation" of the Company as that term is defined in Section 424(f) of the Code.

        35     "Tandem  SAR"  means an SAR that is  granted  in  connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

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3.      Administration

        1     The  Committee.  The  Plan  shall  be  administered  by the
Executive Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than three (3) non-employee Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        The Committee, to the extent necessary, shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3 under the Exchange Act and Treas. Reg. 1.162-27(e)(3) with respect to Grants made to Named Executive Officers. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 under the Exchange Act or Treas. Reg. 1.162-27(e)(3), the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3 and Treas. Reg. 1.162-27(e)(3).

        2     Authority of the  Committee.  The Committee  shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Grants; to determine the terms and conditions of such Grants in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Grant. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

        3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Participants and their estates and beneficiaries.

        4     Costs. The Company shall pay all costs of administration of the
Plan.

4.      Shares Subject to the Plan

        1     Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be two million one hundred thousand (2,100,000). Shares underlying lapsed or forfeited Grants, or Grants that are not paid in stock, may be reused for other Grants. Shares may be (i) authorized but unissued shares of Common Stock or (ii) shares purchased on the open market.

        2     Adjustments in Authorized Shares.  In the  event of  any  merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Grants made under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number.

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5.      Eligibility and Participation

        1     Eligibility.  Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

        2     Actual Participation. Subject to the provisions of the Plan, the
Committee may, from time to time, select from all eligible Employees those to whom Grants shall be made and shall determine the nature and amount of each Grant.


6.      Stock Options

        1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options; provided, however, the maximum number of shares subject to Options which may be granted to any single Participant during any one calendar year is twenty thousand (20,000). The Committee may grant ISOs, NQSOs or a combination thereof.

        2     Option Grant Agreement. Each Option grant shall be evidenced by an Option Grant Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine. The Option Grant Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

        3     Option Price. The Option Price for each Option granted under the
Plan shall be the Fair Market Value of a Share on the date of grant.

        4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant.

        5     Dividend Equivalents. Simultaneously with the grant of an Option, the Participant receiving the Option may be granted Dividend Equivalents with respect to the Shares subject to such Option. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on an equal number of outstanding Shares on all payment dates occurring during the period between the grant date of an Option and the date the Option is exercised. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

        6     Exercise of and Payment for Options. Options granted under the
Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Grant or for each Participant. However, in no event may an Option granted under the Plan become exercisable prior to six (6) months following the date of its grant.

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         A  Participant  may  exercise an Option at any time during the Exercise
Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding or
(d) by a combination of (a), (b) and/or (c).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        7     Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

        8     Termination of Employment. Each Option Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Option Grant Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

        9     Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.


7.      Stock Appreciation Rights

        1     Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

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        The Committee  shall have complete  discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, the maximum number of SARs which may be granted to any single Participant during any one calendar year is twenty thousand (20,000).

         The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

        2     SAR Grant Agreement. Each SAR grant shall be evidenced by an SAR
Grant Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR (not to exceed ten (10) years), the Exercise Period and such other provisions as the Committee shall determine.

        3     Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        4     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        5     Exercise and Payment of SARs. A Participant may exercise an SAR at anytime during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

        (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value of the SAR, multiplied by

        (b)    the number of Shares with respect to which the SAR is exercised.

        At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

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        6     Termination of Employment.  Each SAR Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Grant Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

        7     Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.


8.      Restricted Stock

        1     Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

        2     Restricted Stock Grant Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Grant Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

        3 Transferability. Except as provided in this Article 8, Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Grant Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

        4     Certificate  Legend.  Each certificate  representing  Restricted
Stock granted pursuant to the Plan may bear a legend substantially as follows:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Minnesota Power Executive Long-Term Incentive Compensation Plan, and in a Restricted Stock Grant Agreement. A copy of such Plan and such Agreement may be obtained from Minnesota Power & Light Company."

     The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

        5     Removal of Restrictions.  Except as otherwise provided in this
Article 8, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

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        6     Voting Rights. During the Period of Restriction,  Participants
holding Restricted Stock may exercise full voting rights with respect to those Shares.

        7     Dividends and Other Distributions.  During the Period of
Restriction, Participants holding Restricted Stock shall be credited with all regular cash dividends paid with respect to all Shares while they are so held. All cash dividends and other distributions paid with respect to Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Subject to the restrictions on vesting and the forfeiture provisions, all dividends credited to a Participant shall be paid to the Participant promptly following the full vesting of the Restricted Stock with respect to which such dividends were paid. The provisions of this Section 8.7 are subject to the right of the Committee to determine otherwise at the time of grant.

        8     Termination  of  Employment.  Each  Restricted  Stock Grant
Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Grant Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

9.      Performance Units and Performance Shares

        1     Grant of  Performance  Units and Performance  Shares.  Subject to
the terms of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Grants; provided, however, the maximum payout to any single Participant with respect to Performance Units granted in any one calendar year shall be 200% of base salary determined at the earlier of the beginning of the Performance Period and the time the performance goals are set by the Committee and with respect to Performance Shares shall be twenty thousand (20,000) shares.

        2 Performance Unit/Performance Share Grant Agreement. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Grant Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the performance goals and such other provisions as the Committee shall determine, including, but not limited to, any right to Dividend Equivalents during or after the Performance Period.

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

        3 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall equal the value of one Share. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, be at least six
(6) months in length.

        Unless and until the Committee proposes for shareholder vote a change in the general performance goals set forth below, the attainment of which shall serve as a basis for the determination of the number and/or value of Performance Units and/or Performance Shares granted under the Plan, the performance goals to be used for purposes of grants to Named Executive Officers shall be based upon any one or more of the following:

        (a) Total shareholder return (measured as the sum of Share appreciation and dividends declared).

        (b)      Return on invested capital, assets or net assets.

        (c)      Share earnings/earnings growth.

        (d)      Cash flow/cash flow growth.

        (e)      Cost of services to consumers.

        (f) Growth in revenues, sales, operating income, net income, stock price and/or earnings per share.

        (g)      Return on shareholders equity.

        (h)      Economic value created.

        (i)      Customer satisfaction and/or customer service quality.

        (j)      Operating effectiveness.

      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance goals without obtaining shareholder approval of such changes and without losing any income tax benefits to the Company, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

        4     Earning of Performance Units/Shares. After the applicable
Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout with respect to the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

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

        5     Form and  Timing of  Payment  of  Performance  Units/Shares.
Payment of earned Performance Units/Shares shall be made following the close of the applicable Performance Period or at such later time as the Committee, in its sole discretion, may determine. The Committee, in its sole discretion, may pay earned Performance Units/Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

        6 Dividend Equivalents. Simultaneously with the grant of Performance Shares, the Participant may be granted Dividend Equivalents with respect to such Performance Shares. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on an equal number of outstanding Shares on all payment dates occurring during the period between the grant date and the date the Performance Shares are earned or paid out. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

        7 Termination of Employment. Each Grant Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Share payout following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Grant Agreement entered into with the Participants, need not be uniform among all grants of Performance Units/Shares or among Participants and may reflect distinctions based upon reasons for termination of employment.

        8     Nontransferability.  Performance  Units/Shares  may  not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a
Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

10.     Other Grants

       The Committee shall have the right to make other Grants which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on performance criteria established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Grants shall be made in such manner and at such times as the Committee may determine.


11.     Beneficiary Designation

       Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

12. Deferrals

        The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of (1) the exercise of an SAR or (2) the satisfaction of any requirements or goals with respect to any Grants. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


13. Rights of Employees

        1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

        2     Participation. No  Employee shall have the right to be selected to receive a Grant under the Plan, or, having been so selected, to be selected to receive a future Grant.


14.     Change in Control

        Upon the occurrence of a Change in Control, as defined herein, unless otherwise specifically prohibited by the terms of Article 18 herein or unless the Committee provides otherwise prior to the Change in Control:

        (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

        (b) Any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired;

        (c)      With  respect  to all outstanding Grants of Performance Units,
             Performance   Shares  and other performance-based   Grants,  there
             shall be paid out immediately to Participants the superior number of Performance Units or Shares granted for the entire Performance Period as increased by Dividend Equivalents for the entire Performance Period. Payment shall be made in cash or in stock, as determined by the Committee. However, there shall not be an accelerated payout under this Section 14(c) with respect to Grants of Performance Units, Performance Shares or other performance-based Grants which were made less than six (6) months prior to the effective date of the Change in Control; and

        (d) All earned Performance Units, Performance Shares and other performance-based Grants (as increased by any Dividend Equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee.

15.     Amendment, Modification  and Termination

        1     Amendment,  Modification and  Termination.  The Board may, at any
time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.

        2 Grants Previously Made. No termination, amendment or modification of the Plan shall adversely affect in any material way any Grant previously made under the Plan, without the written consent of the Participant holding such Grant unless such termination, modification or amendment is required by applicable law.

16.     Withholding

        1     Tax  Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to a Grant made under the Plan.

        2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Grants made hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

17.     Successors

        All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

18.     Legal Construction

        1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

        2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        3     Requirements of Law. The making of Grants and the issuance of
Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-1 under the Exchange Act.

        4 Securities Law Compliance. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        5     Governing  Law. To the extent not preempted by Federal law, the
Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Minnesota.

                                                  MINNESOTA POWER



                                                  By      Edwin L. Russell
                                                    ---------------------------
                                                    Its Chief Executive Officer

Attest:


By       Philip R. Halverson
  -----------------------------------
         Corporate Secretary



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